                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report (relating to BW/IP, Inc. and its subsidiaries) dated January 28, 1997 relating to the financial statements and financial statement schedules, which appears in Flowserve Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
June 24, 1999.